Exhibit 32.2
Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Pebblebrook Hotel Trust (the “Company”) on Form 10-K/A (Amendment No.1) for the fiscal year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond D. Martz, Executive Vice President, Chief Financial Officer, Treasurer, and Secretary, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 27, 2014	/s/ RAYMOND D. MARTZ
Raymond D. Martz
Executive Vice President, Chief Financial Officer, Treasurer and Secretary (principal financial officer and principal accounting officer)